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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 5, 2006

                             VOYAGER PETROLEUM, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

           0-32737                                       88-049002272
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   (Commission File Number)                    (IRS Employer Identification No.)

                   16 East Hinsdale Avenue, Hinsdale, IL 60521
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               Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (630) 325-7130

                             VOYAGER PETROLEUM, INC.
                          (formerly VOYAGER ONE, INC.)
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 Departure of Directors or Principal Officers; Election of directors;
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Appointment of Principal Officers
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Effective December 5, 2006, Jefferson G. Stanley, our current Chief Financial
Officer, was appointed as a Director of our Company by the Board of Directors. Mr. Stanley does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. On June 20, 2006, Voyager Petroleum issued 333,334 shares of its common stock at a market value of $10,000 to Hedgemark Advisors, LLC, an entity of which Mr. Stanley is a 100% owner, as a retainer fee for financial and business development consulting services which were rendered prior to his employment with the Company pursuant to a consulting agreement dated June 15, 2006 which was cancelled on August 31, 2006. There are no proposed transactions between Mr. Stanley and the Company. With the appointment of Mr. Stanley, the Company's Board of Directors now consists of 3 members.

Mr. Stanley is to receive no compensation pursuant to any standard agreement or other arrangement for services rendered as a Director and will continue in his capacity as Chief Financial Officer.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
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Year
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On October 2, 2006, our Board of Directors approved an amendment to our articles of incorporation to change the name of our Company to Voyager Petroleum, Inc. A majority, 81%, of the shareholders approved the amendment on October 3, 2006 by written consent without a meeting of the shareholders pursuant to the Nevada Revised Statutes. A Preliminary Information Statement was filed with the Securities and Exchange Commission on October 16, 2006. A Definitive Information Statement was filed on November 1, 2006. The name change became effective December 1, 2006, twenty days after notice was mailed to the shareholders.

Our Board of Directors recommended the name change because of the Company's expanded acquisition strategy to include petroleum oil blending, refining, bottling, and marketing companies and related assets. The Company expects the oil and gas sector to be its primary acquisition focus.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

None.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 2006           VOYAGER ONE, INC.

                                   By: /s/ Sebastien C. DuFort
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                                   Sebastien C. DuFort, President